Exhibit 23.5




                      Consent of Independent Accountants

The Board of Directors
HQ Global Workplaces, Inc.:

We consent to the use of our report incorporated herein by reference and the reference to our firm under the heading "Experts" in the Prospectus and related Registration Statement on Form S-3 of FrontLine Capital Group.


                                                            /s/ KPMG LLP



Atlanta, Georgia
August 11, 2000